UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2007

                                   DTLL, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                      0-30608            41-1279182
-------------------------------       ------------       -----------------
(State  or  other  jurisdiction        (Commission         (IRS Employer
       of  incorporation)             File  Number)      Identification No.)

           628 Harbor View Lane, Petoskey,  MI                49770
      ---------------------------------------------          --------
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (206) 339-9221
                                  ------------
     _______________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other events

On January 17, 2007 the company made a press release that they had entered into a Memorandum of Understanding with the Louis Bull Tribe, in Hobbema, Province of Alberta , Canada for the development and management of a new casino. The press release is attached letter is filed herewith as Exhibit 1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2007
                                        DTLL, Inc.


                                        By /s/ Dual Cooper
                                          --------------------------------------
                                          Dual Cooper, President